                          EXTENSION GUARANTY WARRANT
                          --------------------------



No. W-_____                                           Warrant to Purchase Shares
                                                      of Common Stock (subject
                                                      to adjustment)



                        ALLSCRIPS PHARMACEUTICALS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS


     THIS CERTIFIES THAT, for value received, ____________________ or its assigns is entitled to subscribe for and purchase during the period specified in this Warrant, _____ (subject to adjustment as hereinafter provided) fully paid and non-assessable Common Shares, par value $.01 per share (the "Common"), of ALLSCRIPS PHARMACEUTICALS, INC., an Illinois corporation (the "Corporation"), at the price of $1.25 per share, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

     1.   Duration.  The right to subscribe for and purchase shares of Common of
          --------
the Corporation represented hereby shall expire at 5:00 P.M., Central Standard Time, on September 30, 1999. The Corporation shall give 30 days' written notice to the Holder of this Warrant to the effect that such right will expire on September 30, 1999. If, on such expiration date, the Corporation is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which shares of Warrant Stock are, pursuant to the Registration Agreement, entitled to be included, or if the Corporation is in default of any obligation created by Sections 2 and 3 of the Registration Agreement or of any of its obligations under the Agreement regarding the transfer of this Warrant or of any Warrant Stock or the registration of any Warrant Stock, or is in default of any obligation created by (i) Sections 5.1.1, 5.1.4(i), 5.1.8 or 5.1.9 of the Agreement, (ii) Sections 5.1.4(b) or (c) of the Agreement, if the Holder of this Warrant gives written notice to the Corporation that the Corporation is in default under such provisions, or (iii) Sections
5.1.2 or 5.1.3 of the Agreement if such default has a material adverse effect on the business or financial condition of the Company, said right to subscribe for and purchase shares of Common shall expire at 5:00 P.M., Central Standard Time on the later of (i) the 30th day following the date on which such registration shall have become effective (but in no event longer than 180 days beyond the date this Warrant would have expired) or (ii) on the 30th day following the date all of such breaches have been cured, as the case may be.

     2.   Method of Exercise; Payment; Issuance of New Warrant; Transfer and
          ------------------------------------------------------------------
Exchange.  The purchase right represented by this Warrant may be exercised at
--------
any time prior to expiration.

     The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the subscription form attached hereto duly executed) at the principal office of the Corporation, and by the payment to the Corporation of the then applicable Warrant Price for the shares being purchased upon such exercise by certified or official bank check or by surrender to the Corporation of additional Warrants. Any Warrant so surrendered shall be valued at an amount equal to the excess of the Fair Market Value thereof over the Warrant Price, in each case determined as of the date of surrender. In the event of any exercise of the rights represented by this Warrant, (i) stock certificates for the shares of Common so purchased shall be delivered to the Holder hereof forthwith, and unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised or surrendered as consideration or partial consideration for the exercise of this Warrant shall also be delivered to the Holder hereof forthwith, and (ii) stock certificates for the shares of Common so purchased shall be dated the date of exercise of this Warrant, and the Holder exercising this Warrant shall be deemed for all purposes to be the Holder of the shares of Common so purchased as of the date of such exercise. This Warrant may not be transferred, in whole or in part, except by means of (i) a transfer made in accordance with Section 6.2 of the Agreement, or
(ii) a transfer exempt from registration under the Securities Act permitted under and made in conformance with Section 6.4 of the Agreement or (iii) a transfer to an underwriter made in accordance with Section 9 of the Registration Agreement. This Warrant, if so permitted to be transferred, may be transferred on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Corporation, properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.

     This Warrant is exchangeable at the aforesaid principal office of the Corporation for Warrants for the purchase of the same aggregate number of shares of Common, each new Warrant to represent the right to purchase such number of shares of Common as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common issuable pursuant hereto.

     3.   Stock Fully Paid; Reservation of Shares.  The Corporation covenants
          ---------------------------------------
and agrees that all shares of Common which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation shall at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common to provide for the exercise of the rights represented by this Warrant. If the Warrant Price is at any time less than the par value of the Common or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Corporation also covenants and agrees to cause to be taken such action (whether by lowering the par value of the Common, the conversion of the Common from par value to no par value, or otherwise) as will permit the exercise of this Warrant, without any additional payment by the Holder hereof (other than payment of the Warrant Price, if any, and applicable transfer taxes, if any), and the issuance of the Common, which Common, upon issuance, will be fully paid and non-assessable.

     4.   Adjustment of Purchase Price and Number of Shares.  The number of
          -------------------------------------------------
shares of Common purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events after the date hereof as follows:

          (a)  Reclassification, Consolidation or Merger.  In case of any
               -----------------------------------------
     reclassification or change of outstanding Common issuable upon exercise of this Warrant, or in case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under the Preferred Resolutions, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the exercise hereof, the Holder of this Warrant shall procure, in lieu of each share of Common theretofore issuable upon such exercise, the kind and amount of shares of Stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the Holder of one share of Common issuable upon exercise of the Warrant had such exercise occurred immediately prior to such reclassification, change, consolidation or merger. Such new Warrant shall be deemed to provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

          (b)  Subdivision or Combination of Shares.  If the Corporation, at any
               ------------------------------------
     time while this Warrant is outstanding, shall subdivide or combine its Common, the Warrant Price (and the Dilution Price) shall be proportionately reduced, in case of subdivision of shares, as of the effective date of such subdivision, or if the Corporation shall take a record of Holders of its Common for the purpose of a subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination or, if the Corporation shall take a record of Holders of its Common for the purpose of so combining, as of such record date, whichever is earlier.

          (c)  Certain Dividends and Distributions.  If the Corporation, at any
               -----------------------------------
     time while this Warrant is outstanding, shall:

               (i)  Stock Dividends.  Pay a dividend payable in, effect a split-
                    ---------------
          up of, or make any other distribution of, Common, the Warrant Price (and the Dilution Price) shall be adjusted, as of the date the Corporation shall take a record of the Holders of its Common, for the purpose of receiving such dividend, stock split-up or other distribution (or if no such record is taken, as of the date of such payment, stock split or other distribution), to that price determined by multiplying the Warrant Price (and the Dilution Price) in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common outstanding immediately prior to such dividend, stock split or distribution, and (2) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend, stock split or distribution (plus in the event that the Corporation paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with said dividend, stock split or distribution).

               (ii)  Liquidating Dividends, etc.  Make a distribution of its
                     ---------------------------
          assets to the Holders of its Common as a dividend in liquidation or partial liquidation or by way of return of capital or other than as a dividend payable out of funds legally available for dividends under the laws of the State of Illinois, the Holder of the Warrant shall, upon exercise, be entitled to receive, in addition to the number of shares of Common receivable thereupon, and without payment of any consideration therefor, a sum equal to the value of such assets as would have been distributable to them as owners of that number of shares of Common of the Corporation receivable by exercise of this Warrant, had such Holder been the Holder of record of such Common on the record date for such distribution; and any appropriate provision therefor shall be made a part of any such distribution.

          (d)  Issuance of Additional Shares of Common.  Prior to the completion
               ---------------------------------------
     of an Initial Public Offering, if the Corporation, at any time while this Warrant is outstanding, issues any Additional Shares of Common for a consideration per share of Common of less than the Dilution Price in effect immediately prior to the issuance, then, upon each such issuance, the Warrant Price shall be reduced by the product of (i) the Warrant Price then in effect and (ii) a fraction, the numerator of which is the amount by which the Dilution Price in effect immediately prior to the issuance exceeds the Dilution Price in effect immediately after the issuance and the denominator or which is the Dilution Price in effect immediately prior to the issuance; provided, however, that the Warrant Price shall not be reduced below $.01.

          The provisions of this subsection 4(d) shall not apply under any of the circumstances for which an adjustment is provided in subsections 4(a),
     (b) or (c) hereof. No adjustment of the Warrant Price shall be made under this subsection 4(d) upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if, upon the issuance or amendment of any such Common Stock Equivalent (i) any such adjustment shall previously have been made pursuant to subsection 4(e) hereof or (ii) no adjustment was required pursuant to subsection 4(e) hereof.

          (e)  Issuance of Common Stock Equivalents.  Prior to an Initial Public
               ------------------------------------
     Offering, if the Corporation, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent and the price per share for which Additional Shares of Common may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Dilution Price then in effect, or if, after any such issuance, the price per share for which Additional Shares of Common may be issuable thereafter is amended, and such price, as so amended, shall be less than the Dilution Price at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in subsection (d) of this Section 4, on the basis that (1) the Additional Shares of Common issuable pursuant to such Common Stock Equivalents shall be deemed to have been issued as of the earlier of (A) the date on which the Corporation shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the consideration for such Additional Shares of Common shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

          (f)  [Intentionally Omitted]

          (g)  Other Provisions Applicable to Adjustments Under This Section 4.
               ---------------------------------------------------------------
     The following provisions shall be applicable to the making of adjustments in the Warrant Price (and the Dilution Price) hereinbefore provided in this
     Section 4:

               (i) Computation of Consideration.  The consideration received by
                   ----------------------------
          the Corporation shall be deemed to be the following: to the extent that any Additional Shares of Common or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Corporation therefor, or, if such Additional Shares of Common or Common Stock Equivalents are offered by the Corporation for subscription, the subscription price, or if such Additional Shares of Common or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in each such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the consideration received by the Corporation shall be the fair market value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common issuable pursuant to any Common Stock Equivalent shall be the consideration received by the Corporation for issuing such Common Stock Equivalents, plus the additional consideration payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Stock other than Common, the Corporation shall be deemed to have received for such Additional Shares of Common or Common

          Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within ten days after receipt of said notice, the Holders of Warrants exercisable for at least a majority of Warrant Stock then unissued shall notify the Board in writing of their objection to such determination, a determination of fair market value of such consideration shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in the City of Chicago, Illinois.

               (ii)  Readjustment of Warrant Price.  Upon the expiration of the
                     -----------------------------
          right to convert, exchange or exercise any Common Stock Equivalents the issuance of which effected an adjustment in the Warrant Price, if none of such Common Stock Equivalents shall have been converted, exercised or exchanged the Warrant Price (and the Dilution Price) shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price (and the Dilution Price) made pursuant to the provisions of this
          Section 4 after the issuance of such Common Stock Equivalent) had an adjustment of the Warrant Price (and the Dilution Price) not been effected as a result of the issuance of such Common Stock Equivalents.

          (h)  Certain Events.  If, after the date hereof, any event occurs of
               --------------
     the type contemplated by this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate adjustment in the Warrant Price (and the Dilution Price) so as to protect the rights of the Holder of this Warrant; provided that no such adjustment shall increase the Warrant Price (or the Dilution Price) as otherwise determined pursuant to this Section 4.

          (i)  Adjustment of Number of Shares.  Upon each adjustment in the
               ------------------------------
     Warrant Price pursuant to any provision of this Section 4, the number of shares of Common purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. If the Corporation shall be in default under the agreement contained in the last sentence of
     Section 3 hereof so that applicable law prevents the issuance of shares at the Warrant Price adjusted in accordance with this Section 4, the adjustment of shares provided in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which this Warrant may then be exercised. Such exercise shall not constitute a waiver of any claim arising against the Corporation by reason of its default under the agreement contained in the last sentence of Section 3 of this Warrant.

     5.   Notice of Adjustments.  Whenever the Warrant Price shall be adjusted
          ---------------------
pursuant to Section 4 hereof, the Corporation shall make a certificate signed by its President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant promptly after each adjustment.

     6.   Fractional Shares and Rounding.  No fractional shares of Common shall
          ------------------------------
be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the amount by which the Fair Market Value of a share of Common exceeds the Warrant Price then in effect. All computations in connection with the calculation of the Dilution Price and the adjustment of the Warrant Price shall be rounded to the fourth decimal place.

     7.   Definitions.  For the purposes of this Warrant, the following terms
          -----------
have the following meanings:

          "Additional Shares of Common" shall have the meaning given such term
           ---------------------------
     in the Series G Resolution, as such Resolution may hereafter be amended and/or amended and restated.

          "Agreement" shall mean the Warrant Purchase Agreement dated as of
           ---------
     September __, 1994 between the Corporation and Allstate Insurance Company.

          "Common" shall mean the Corporation's Common Stock, par value $.01 per
           ------
     share, and any Stock into which such Common Stock may hereafter be changed.

          "Common Stock Equivalent" shall mean any Convertible Security or
           -----------------------
     warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

          "Convertible Securities" shall mean evidences of indebtedness, shares
           ----------------------
     of Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.

          "Corporation" shall mean Allscrips Pharmaceuticals, Inc., an Illinois
           -----------
     corporation, and all successor corporations thereof.

          "Dilution Price" shall mean (A) initially $0.4907, (B) after each
           --------------
     issuance after the date hereof by the Corporation of Additional Shares of Common or Common Stock Equivalents (other than subdivisions of shares, dividends, stock split-ups and other distributions, provision for all of which is made in (C) below) at a price (or deemed price)
     lower than the Dilution Price then in effect, the Dilution Price prior to such issuance, reduced by the full amount by which the Dilution Price then in effect exceeds the issue price per share of Common issued or deemed to be issued, provided, however, that no adjustment of the Dilution Price
                --------  -------
     shall be made upon the issuance of any Additional Shares of Common issued pursuant to a Common Stock Equivalent, the issuance of which previously caused an adjustment of the Dilution Price, and (C) after each adjustment after the date hereof to Warrant Price pursuant to Section 4(b) or 4(c)(i) hereof, the adjusted Dilution Price as provided in such Sections, subject additionally to the computation considerations and the adjustments that are applicable to determining Warrant Price and Dilution Price as set forth in Sections 4(g) and 4(h) hereof.

          "Fair Market Value" shall mean if the Corporation's Common is traded
           -----------------
     on an established market which reports last sale information, the price of the Common that may be purchased upon the exercise of a Warrant surrendered in full or partial payment of the Warrant Price payable upon the exercise of this Warrant as of the close on the date such Warrant is so surrendered (or if no sales occurred that day the most recent day sales occurred preceding such surrender); if the Corporation's Common is quoted in the National Association of Securities Dealers Automated Quotation System (but not of a nature for which last sale information is available) ("NASDAQ"), the highest independent bid on the date such Warrant is surrendered; or if the Corporation's Common is publicly held but not traded on an established market which reports last sale information or quoted in NASDAQ, the fair market value of such Common as determined by the Board of Directors in good faith and in their sole discretion. If the Common is not publicly held, Fair Market Value shall mean that value that the Board of Directors shall have determined as the fair market value in connection with the most recent grant of options within the last six months preceding the date of exercise. In the event that no such determination shall have been made within the last six months preceding the date of exercise, Fair Market Value shall be determined by the Board of Directors in good faith and in its sole discretion.

          "Holders" shall mean the Persons who shall from time to time, own of
           -------
     record any Security.  The term "Holder" shall mean one of the Holders.

          "Initial Public Offering" shall mean a firm commitment underwritten
           -----------------------
     public offering of Common registered under the Securities Act (i) with the per share price to the public equal to at least $5.00 and (ii) in which the Corporation receives proceeds net of all costs, expenses and underwriting discounts and commissions of not less than $6,000,000 (including proceeds received by the Corporation upon exercise of any over-allotment option by the underwriters), in each case as determined by the amounts set forth on the cover page of the prospectus for such offering.

          "Person" shall mean an individual, corporation, partnership, trust,
           ------
     unincorporated organization or government organization or an agency or political subdivision thereof.

          "Preferred Resolutions" shall mean the board resolutions of the
           ---------------------
     Corporation fixing and determining the terms of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred and Series H Preferred.

          "Property" shall mean any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Registration Agreement" shall mean the Tenth Restated Registration
           ----------------------
     Agreement, dated as of September __, 1994, between the Corporation and those shareholders listed on the Schedules thereto, as such agreement may be amended, amended and restated and/or redesignated from time to time.

          "Securities" shall mean any debt or equity securities of the
           ----------
     Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Series A Preferred" shall mean the Corporation's Series A Convertible
           ------------------
     Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

          "Series B Preferred" shall mean the Corporation's Series B Convertible
           ------------------
     Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

          "Series C Preferred" shall mean the Corporation's Series C Senior
           ------------------
     Convertible Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed other than by exercise of the conversion right of such Stock.

          "Series D Preferred" shall mean the Corporation's Series D Senior
           ------------------
     Convertible Preferred, $1.00 par value, and any Stock into which such Stock may hereafter be changed other than by exercise of the conversion right of such Stock.

          "Series F Preferred" shall mean the Corporation's Series F Senior
           ------------------
     Convertible Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed other than by the exercise of the conversion right of such Stock.

          "Series G Preferred" shall mean the Corporation's Super Senior
           ------------------
     Convertible Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed other than by the exercise of the conversion right of such Stock.

          "Series G Resolution" shall mean the Resolution Fixing and Determining
           -------------------
     the Terms of the Series G Super Senior Convertible Preferred Stock of Allscrips Pharmaceuticals, Inc.

          "Series H Preferred" shall mean the Corporation's Superior Senior
           ------------------
     Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed.

          "Stock" shall include any and all shares, interests or other
           -----
     equivalents (however designated) of, or participations, in corporate stock.

          "Stock Restriction Agreements" shall mean (i) any agreement in
           ----------------------------
     existence on the date hereof (or entered into after the date hereof, if approved by the Board) between the Corporation and an employee, consultant, director, officer or agent or former employee, consultant, director, officer or agent of the Corporation or a Subsidiary or (ii) those certain agreements between the Corporation and Direct Pharmaceuticals Corporation, the Corporation and Mailscripts, Inc., the Corporation and ISP Pharmaceuticals, Inc. and any transferee or subsequent holder of such shares, under the terms of each of which the Corporation is permitted or obligated to purchase Securities from such Person in connection with his offering the Securities to another Person or the termination of his relationship with the Corporation or a Subsidiary.

          "Subsidiary" shall mean any corporation more than 50% of whose
           ----------
     outstanding Voting Stock shall at the time be owned directly or indirectly by the Corporation or by one or more Subsidiaries or by the Corporation and one or more Subsidiaries.

          "Voting Stock," as applied to the Stock of any corporation, shall mean
           ------------
     Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

          "Warrant" shall mean this Warrant.
           -------

          "Warrants" shall mean the Warrants issued pursuant to the Agreement.
           --------

          "Warrant Price" shall mean the price specified in the first paragraph
           -------------
     of this Warrant and such other prices as shall result from the adjustments specified in Section 4 hereof.

          "Warrant Stock" shall mean Common issued upon exercise of any Warrant
           -------------
     or Warrants.


Dated:  September __, 1994       ALLSCRIPS PHARMACEUTICALS, INC.


                                 By ________________________________
                                    President
ATTEST:


_______________________________
          Secretary

     This Warrant has not been registered under the Securities Act of 1933. Thus, notwithstanding any other provisions contained herein, no transfer, hypothecation or other disposition of this Warrant or of the Common issuable upon exercise of this Warrant, or of any interest in either thereof, including any exercise of this Warrant in favor of any Person other than the Holder hereof, shall be valid or effective unless registered under the Securities Act of 1933 or unless an exemption from such registration is available, and until the conditions specified in the Agreement have been fulfilled. A copy of the Agreement is on file and may be inspected at the principal office of the Corporation. Under certain circumstances specified in the Agreement, the Corporation has agreed to deliver to the Holder hereof a new Warrant, not bearing this legend, registered in the name of such Holder.

                                  SUBSCRIPTION


ALLSCRIPS PHARMACEUTICALS, INC.

     The undersigned ____________, pursuant to the provisions of the within Warrant, hereby elects to purchase ____________ shares of Common of ALLSCRIPS PHARMACEUTICALS, INC. covered by the within Warrant.


Dated:___________________        Signature ____________________________

                                 Address   ____________________________



                                   ASSIGNMENT


     FOR VALUE RECEIVED _____________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named Corporation.


                                 _____________________________________

Dated: ___________________


                               PARTIAL ASSIGNMENT


     FOR VALUE RECEIVED _____________ hereby sells, assigns and transfers unto _______________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant with all rights therein, and does irrevocably constitute and appoint ____________, attorney, to transfer that part of the said Warrant on the books of the within named Corporation.


                                 _____________________________________

Dated: __________________



FOR USE BY THE CORPORATION ONLY:


This Warrant No. W-______ cancelled (or transferred or exchanged) this ____ day of ________, 19__, ________ shares of Common issued therefor in the name of __________ No. W-_______ issued for ________ shares of Common in the name of
_________.